MERCER FUNDS

(formerly known as, MGI Funds)

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 28, 2011, AS SUPPLEMENTED ON OCTOBER 21, 2011,

NOVEMBER 18, 2011, AND DECEMBER 19, 2011,

The date of this Supplement is February 17, 2012.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1. The information relating to AllianceBernstein L.P., located on page 25 and page 59 of the Class S Shares Prospectus and on page 30 and page 65 of the Class Y Shares Prospectus, is deleted in its entirety.

2. The following information relating to the Mercer Non-US Core Equity Fund (formerly known as, MGI Non-US Core Equity Fund) is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 27 of the Class S Shares Prospectus and on page 30 of the Class Y Shares Prospectus:

Lingohr & Partner North America, Inc. (“Lingohr”)

Lingohr’s allocated portion of the Fund’s portfolio is managed by the entire portfolio management team; however the following members of the firm’s portfolio management team are specifically assigned to the Fund:

•

Dagmar Rittstieg, Partner and Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2004. Mrs. Rittstieg began managing an allocated portion of the Fund’s portfolio in February 2012.

•	Oliver Weiler, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2007. Mr. Weiler began managing an allocated portion of the Fund’s portfolio in February 2012.

•	Dana Deusing, Senior Portfolio Manager, joined Lingohr & Partner Asset Management GmbH in 2007. Mrs. Deusing began managing an allocated portion of the Fund’s portfolio in February 2012.

3. The following information relating to the Mercer Non-US Core Equity Fund is added to the section “The Subadvisors” on page 59 of the Class S Shares Prospectus and on page 65 of the Class Y Shares Prospectus:

Lingohr & Partner North America, Inc., located at 1390 E 23rd Avenue, Eugene, Oregon, 97403, serves as a subadvisor to the Fund. Lingohr is a wholly-owned subsidiary of Lingohr & Partner Asset Management GmbH, an investment adviser registered in Germany. Lingohr is an investment adviser registered with the SEC. Mmes. Rittstieg and Deusing and Mr. Weiler, are primarily responsible for the day-to-day management of Lingohr’s allocated portion of the Fund’s portfolio. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Lingohr’s systematic and repeatable investment process is divided into stock selection, portfolio construction, and buy/sell decisions.

Lingohr’s stock selection process combines proprietary quantitative tools with fundamental analysis to determine portfolio constituents. Lingohr utilizes multiple databases for market intelligence on listed companies worldwide. Stocks with market capitalizations of less than USD 750 million are excluded. Specifically, Lingohr developed proprietary, country-specific methods that aim to isolate key fundamental factors which drive the performance within each country. Such factors are combined into country-factor-models and typically exhibit fundamental value characteristics central to Lingohr’s philosophy. Utilizing these multi-factor models, Lingohr ranks all stocks from 1 to 100 (percentiles) within each country. Only stocks ranked in the first quintile are subjected to fundamental, bottom-up analysis by the portfolio management team to select the final portfolio constituents.

Lingohr’s portfolio construction process begins with equal-weighting all country modules within the portfolio. International portfolios presently contain 10 or more country modules. Within each module, stocks are also equally weighted.

Portfolios are generally rebalanced semi-annually, based on the portfolio’s inception date. All stocks ranked in the first quintile are retained. The remaining stocks are sold and replaced with stocks from the present first quintile. Country weights are rebalanced, as are stock weights within each country. In between rebalancings, stock rankings are updated on a weekly basis. If rankings fall below the median, stocks are typically sold and replaced with a stock from the first quintile.

MERCER FUNDS

(formerly known as, MGI Funds)

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 30, 2012

The date of this Supplement is February 17, 2012.

The following changes are made in the Statement of Additional Information of MGI Funds:

1. In the section entitled “Subadvisors and Portfolio Managers,” the following information replaces the information for AllianceBernstein L.P. on page 46:

Lingohr & Partner North America, Inc., (“Lingohr”) located at 1390 E 23rd Avenue, Eugene, Oregon 97403, serves as a subadvisor to the Mercer Non-US Core Equity Fund. Lingohr is a wholly-owned subsidiary of Lingohr & Partner Asset Management GmbH, an investment adviser registered in Germany. Lingohr is an investment adviser registered with the SEC.

2. In Appendix B, entitled “Proxy Voting Policies,” the following proxy policy replaces AllianceBernstein L.P.’s proxy policy on page B-134:

Lingohr & Partner North America, Inc.

PROXY VOTING POLICY

Revised February 2012

I.	General Background

a)	Lingohr & Partner North America, Inc. (“Lingohr”) follows a value-oriented and fundamentally-driven investment philosophy. Our investment approach is systematic, long-term oriented, and characterized by broad diversification. Lingohr invests exclusively in publicly listed global/international equities. A typical global portfolio includes between 120 and 250 stocks.

b)	Our stock selection process is based either on country-specific or on global multi-factor models to identify undervalued companies. In addition, we follow strict rules with regards to our buy and sell decisions. Since inception, Lingohr has not been an activist investor on corporate governance issues. Given our systematic investment process, the corresponding portfolios hold a large number of individual stocks and our focus is directed to our portfolio management expertise. Consequently we decided it is in the best interest of our clients to retain an independent and internationally recognized proxy service provider.

c)	Our client base extends globally across many countries and jurisdictions. Lingohr’s corporate philosophy requires us to respect our clients’ specific regulatory environment and requirements.

In accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, Lingohr has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients.

II.	Proxy Voting Guidelines

Lingohr’s involvement in proxy voting for client accounts aims to respect the regulatory environment of each client. Taking into account the legal and regulatory background and statutory requirements of our clients, we implemented the following guidelines:

a)	If for regulatory and/or statutory reasons the client retains proxy voting authority, Lingohr has no proxy voting responsibility and may not take any action regarding those clients’ proxies.

b)	If for regulatory and/or statutory reasons the client has to delegate its proxy voting responsibility to its external asset managers, Lingohr exercises its proxy voting responsibility through the retention of a third party proxy voting service, such as Broadridge Investor Communication Solutions, Inc. (“BICS”). BICS assists in the implementation and administration of the proxy voting function by providing operational, recordkeeping and reporting services to Lingohr.

Lingohr has retained Glass Lewis & Co. to provide legal oversight, in-depth analysis, and recommendations on all proxy matters. Glass Lewis & Co. is internationally recognized as one of the leading independent providers of corporate governance information. Lingohr will rely on and vote according to the recommendations of Glass Lewis &Co. A copy of the Glass Lewis & Co. Guidelines is attached as Exhibit A.

c)	Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares to be voted at a meeting cannot be sold until after the meeting and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, Lingohr believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required, Lingohr generally elects not to vote those shares.

III.	Proxy Voting Responsibilities

Lingohr’s proxy voting is managed by the firm’s Compliance Department. Its responsibilities include, but are not limited to:

a)	overseeing third party service providers hired to process proxy votes;

b)	ensuring required proxy records are retained according to applicable rules, regulations and internal policies;

c)	preparing and distributing proxy reports for internal and external requests;

d)	at least annually, reviewing proxy policy and voting guidelines.

IV.	Conflicts of Interest

Despite using external service providers, occasions may still arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Lingohr has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to Lingohr’s compliance department. The compliance department will review each item to determine if a conflict of interest exists and will draft a Conflicts Report for each item. This report describes any conflict of interest and discusses the procedures used to address such conflict of interest.

V.	Record Keeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years.

At a minimum, the following records will be retained by Lingohr or BICS:

a)	a copy of the Proxy Voting Polices and Guidelines and Amendments that were in effect for the past five years;

b)	electronic or paper copies of each proxy statement received by Lingohr or BICS with respect to securities in client accounts;

c)	records of each vote cast for each client;

d)	written reports to clients on proxy voting and of all client requests for information and Lingohr’s response.

Exhibit A: International Policy Guidelines 2012

INTERNATIONAL

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

INTERNATIONAL PROXY ADVICE FOR 2012

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country. The following is a distillation of the various country-specific policies.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

3. In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information replaces information relating to AllianceBernstein L.P. on page C-17:

Compensation

Lingohr & Partner North America, Inc.

Lingohr’s investment professionals are compensated on a base salary plus a bonus determined on a discretionary basis by senior management. The bonus is meant to encourage professional excellence, teamwork and to facilitate long-term thinking. The latter is the premise of our investment premise: fundamental value discovery is a long-term pursuit. Eligible employees are invited into the partnership and are offered common equity, either through purchases or grants.

In addition to the Fund, Mrs. Rittstieg, Mrs. Deusing and Mr. Weiler manage:

Other Accounts*	Total Accounts		Accounts with Performance Fees
	Number	Assets (mill.)	Number	Assets
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	1	56	0	0
Other Accounts	3	384	0	0

*	As of December 31, 2011